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                                                              Exhibit (r)(1)

                   IDS LIFE INSURANCE COMPANY OF NEW YORK
                   --------------------------------------

                              POWER OF ATTORNEY
                              -----------------

            Gumer C. Alvero                 Gregory C. Johnson
            Timothy V. Bechtold             Jean B. Keffeler
            Maureen A. Buckley              Thomas R. McBurney
            Rodney P. Burwell               Jeryl A. Millner
            Robert R. Grew                  Thomas V. Nicolosi
            Martin T. Griffin               Michael R. Woodward
            Ronald L. Guzior

Do hereby jointly and severally authorize Eric L. Marhoun, Chris R. Long, Mary Ellyn Minenko, Paul R. Johnston, Scott R. Plummer, Christopher O. Petersen or Heather M. Somers to sign as their agent any Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief of the IDS Life Insurance Company of New York under the Securities Act of 1933 and/or the Investment Company Act of 1940, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

Dated the 21th day of October, 2005.

/s/      Gumer C. Alvero                   /s/      Gregory C. Johnson
   ---------------------------------          ---------------------------------
         Gumer C. Alvero                            Gregory C. Johnson

/s/      Timothy V. Bechtold               /s/      Jean B. Keffeler
   ---------------------------------          ---------------------------------
         Timothy V. Bechtold                        Jean B. Keffeler

/s/      Maureen A. Buckley                /s/      Thomas R. McBurney
   ---------------------------------          ---------------------------------
         Maureen A. Buckley                         Thomas R. McBurney

/s/      Rodney P. Burwell                 /s/      Jeryl A. Millner
   ---------------------------------          ---------------------------------
         Rodney P. Burwell                          Jeryl A. Millner

/s/      Robert R. Grew                    /s/      Thomas V. Nicolosi
   ---------------------------------          ---------------------------------
         Robert R. Grew                             Thomas V. Nicolosi

/s/      Martin T. Griffin                 /s/      Michael R. Woodward
   ---------------------------------          ---------------------------------
         Martin T. Griffin                          Michael R. Woodward

/s/      Ronald L. Guzior
   ---------------------------------
         Ronald L. Guzior